EXHIBIT 10.17

                           GENERAL SECURITY AGREEMENT


THIS AGREEMENT is made on the 15th day of April, 2003

BETWEEN:

          IMAGIS TECHNOLOGIES INC., a company incorporated under the laws of the Province of British Columbia, Canada and having an office at 1630 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          (the "Debtor")

AND:

          ALTAF NAZERALI, businessman, of 1300 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

          (the "Secured Party")

WHEREAS:

(A) The Debtor and the Secured Party entered into a loan agreement dated February 21, 2003 (the "Loan Agreement") providing for the terms and conditions under which the Secured Party provided a line of credit in the maximum amount of Cdn. $200,000 (the "Line of Credit") to assist in the Debtor's cash flow management;

(B) The Debtor entered into a security agreement dated February 21, 2003 granting security over its trade account receivables to the Secured Party as security for the Debtor's obligation to the Secured Party in connection with the Line of Credit;

(C) The Debtor and the Secured Party have further entered into an amended and restated loan agreement dated April 15, 2003 (the "Amended and Restated Loan Agreement") providing for the terms and conditions under which the Secured Party has agreed to extend the line of credit from the maximum amount of Cdn. $200,000 to Cdn. $500,000 (the "Extended Line of Credit") to assist in the Debtor's cash flow management and general working capital;

(D) As a condition of entering into the Amended and Restated Loan Agreement, the Secured Party requires that the Debtor execute and deliver this Agreement;

(E) The Debtor and the Secured Party have further entered into an escrow agreement dated April 15, 2003 (the "Source Code Escrow Agreement") providing for the terms and conditions under which the Debtor will deposit the source codes for CABS, ID-2000 and the Intacta Technology as defined therein (collectively, the "Source Codes") in escrow and will release the Source Codes to the Secured Party, together with an automatic grant from the Debtor to the Secured Party of a non-exclusive licence, under the terms and conditions set out in the Amended and Restated Loan Agreement and the Source Code Escrow Agreement;


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                                     - 2 -

1.   Consideration

1.1 NOW THEREFORE for valuable consideration, the receipt and sufficiency of which is acknowledged by the Debtor, the Debtor and the Secured Party enter into this security agreement.

2.   Obligation

2.1 The Security Interest (as hereinafter defined) is granted to the Secured Party by the Debtor as continuing security for the payment of all present and future debts and liabilities of the Debtor under the Extended Line of Credit or the Amended and Restated Loan Agreement including principal, interest and other monies (together the "Obligation").

3.   Creation of Security Interest

3.1 The Debtor hereby grants, mortgages, charges, transfers, assigns, pledges and creates in favour of the Secured Party and grants to the Secured Party a security interest in:

     Equipment

     (a) all present and after-acquired equipment of the Debtor, including all machinery, fixtures, plant, tools, furniture, vehicles of any kind or description, all spare parts, accessories installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto (the "Equipment"),

     Inventory

     (b) all present and after-acquired inventory of the Debtor, including all raw materials, materials used or consumed in the business or profession of the Debtor, work-in-progress, finished goods, goods used for packing, materials used in the business of the Debtor not intended for sale, and goods acquired or held for sale or lease, or that have been leased by the Debtor as lessor or furnished or to be furnished under contracts of rental or service (the "Inventory"),

     Accounts

     (c) all present and after-acquired debts, demands and amounts due or accruing due to the Debtor whether or not earned by performance, including its book debts, accounts receivable, and claims under policies of insurance; and all contracts, security interests and other rights and benefits in respect thereof (the "Accounts"),

     Intangibles

     (d) all present and after-acquired intangibles of the Debtor, including all contract rights, goodwill, patents, trade marks, copyrights and other intellectual property, licences, and all other choses in action of the Debtor of every kind, whether due at the present time or hereafter to become due or owing (the "Intangibles"),


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                                     - 3 -

     Documents of Title

     (e) all present and after-acquired documents of title of the Debtor, whether negotiable or otherwise including all warehouse receipts and bills of lading (the "Documents of Title"),

     Chattel Paper

     (f) all present and after-acquired writings in favour of the Debtor as secured party which evidence both a monetary obligation and a security interest in, or a lease of, specific goods or specific goods and accessions (the "Chattel Paper"),

     Instruments

     (g) all present and after-acquired bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)), all other writings that evidence a right to payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment and all letters of credit or advices of credit which state thereon that the letter of credit or advice of credit must be surrendered on claiming payment thereunder (the "Instruments"),

     Money

     (h) all present and after-acquired money whether authorized as a medium of exchange by the Parliament of Canada or authorized or adopted by any foreign government as part of its currency (the "Money"),

     Securities

     (i) all present and after-acquired securities held by the Debtor, including shares, options, rights, warrants, joint venture interests, interests in limited partnerships, bonds, debentures and all other documents that are recognized in the jurisdiction in which issued or dealt with as evidencing a share, participation or other interest in property or in an enterprise or that evidence an obligation of the issuer (the "Securities"),

     Documents

     (j) all books, accounts, financial statements, invoices, letters, papers, documents and other records in any form (the "Documents"),

     Undertaking

     (k) as and by way of a floating charge all present and after-acquired personal property, business, and undertaking of the Debtor not being Inventory, Equipment, Accounts, Intangibles, Documents of Title, Chattel Paper, Instruments, Money, Securities or Documents (the "Undertaking"),

     Proceeds

     (l) all personal property and fixtures in any form derived directly or indirectly from any dealing with Collateral (as hereinafter defined) or proceeds therefrom, including


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                                     - 4 -

     rights to insurance payments and any other payments representing indemnity or compensation for loss of or damage to Collateral or proceeds therefrom (the "Proceeds"), and

     Real Property

     (m) as and by way of a floating charge, all of the Debtor's right, title and interest in and to all its presently owned or held and after acquired or held real, immovable and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licenses, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant and other fixtures.

3.2 All present and after-acquired real and personal property of the Debtor, including Equipment, Inventory, Accounts, Intangibles, Documents of Title, Chattel Paper, Instruments, Money, Securities, Documents, Undertaking, Proceeds and Real Property are, or any part thereof, collectively referred to in this Agreement as the "Collateral" unless the context otherwise requires.

3.3  The  grants,  mortgages,  charges,  transfers,   assignments  and  security
interests herein created are collectively referred to in this Agreement as the "Security Interest".

3.4 The terms "equipment", "inventory", "accounts", "intangibles", "documents of title" and "securities", as used in this ss.3 have the meanings specified in the Personal Property Security Act (British Columbia) (the "PPSA").

4.   Further Description of Collateral

4.1 Without limiting the generality of the description of Collateral as set out in ss.3, for greater certainty the Collateral includes all present and future personal property of the Debtor located on or about or in transit to or from the real property described in Schedule "A" hereto. The Debtor agrees to promptly inform the Secured Party in writing of the acquisition by the Debtor of any personal property which is not of the nature or type described herein, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this Agreement or additional security agreements as may be reasonably required by the Secured Party in order that the Security Interest shall attach to all of the personal property of the Debtor.

5.   Attachment

5.1  The Debtor acknowledges that:

     (a) value has been given,

     (b) the Debtor has rights in the Collateral (other than after-acquired property), and

     (c) the parties have not agreed to postpone the time for attachment of the Security Interest.

6.   Dealings with Collateral

6.1 Until the occurrence of an Event of Default (hereinafter defined), the Debtor may sell or lease the Inventory and collect the Accounts in the ordinary course of its business.


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                                     - 5 -

7.   Notification to Account Debtors Before Demand

7.1 The Secured Party may, before as well as after the occurrence of an Event of Default,

     Notify Debtors
     --------------

     (a) notify any person obligated to the Debtor in respect of an Account, Intangible, Chattel Paper or Instrument to make payment to the Secured Party of all such present and future amounts due or to become due under any Account, Intangible, Chattel Paper or Instrument;

     Control of Proceeds
     -------------------

     (b) take control of the Proceeds; and

     Apply Money
     -----------

     (c) apply any money taken as Collateral to the satisfaction of the Obligation.

8.   Exceptions

8.1 The last day of the term of any lease, sublease or agreement therefor is specifically excepted from the Security Interest, but the Debtor agrees to stand possessed of such last day in trust to assign and dispose of as the Secured Party shall direct.

8.2 All Consumer Goods (as defined in the PPSA) are excepted from the Security Interest.

8.3 To the extent that the creation of the Security Interest over any particular item would constitute a breach or default under, or permit the forfeiture of, any agreement, right, licence or permit creating or defining that item or the interest of the Debtor therein, the Security Interest will not attach thereto until all acts and things have been done and all consents and approvals have been obtained to permit the creation of the Security Interest over that item, but the Debtor will hold its interest therein in trust for the Secured Party, and will assign such agreement, right, license or permit to the Secured Party forthwith upon obtaining the consent of the other party thereto.

9.   Representations of Debtor

9.1  The Debtor represents and warrants that:

     (a) this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement and the performance of the obligation of the Debtor hereunder legal, valid and binding; and

     (b) the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save and except the security interests held by Royal Bank of Canada as security for


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                                     - 6 -

     corporate Visa credit cards to a maximum credit amount of $56,000 (the "Permitted Encumbrances") and the security agreement made February 21, 2003 between the Debtor, as debtor, and the Secured Party as secured party, and the Debtor has good right and lawful authority to grant the Security Interest.

10.  Covenants of Debtor

10.1 The Debtor covenants and agrees:

     Disposition of Collateral
     -------------------------

     (a) not to sell, exchange, transfer, assign, lease or otherwise dispose of or deal in any way with Collateral or release, surrender or abandon possession of Collateral or move or transfer Collateral from British Columbia, or enter into any agreement or undertaking to do any of the foregoing except as may be permitted in this Agreement;

     Other Security Interests
     ------------------------

     (b) except for the Security Interest hereof and the Permitted Encumbrances and the Source Code Escrow Agreement, not to create or permit to exist any encumbrance or security interest in, charge, encumbrance or lien over, or claim against any of its property, assets or undertaking;

     Defend Title
     ------------

     (c) to defend the title to the Collateral for the benefit of the Secured Party against all claims and demands, other than claims under the Permitted Encumbrances;

     Repair
     ------

     (d) to keep the Collateral in good order and repair;

     Insurance
     ---------

     (e) to obtain from insurers acceptable to the Secured Party and maintain:

          (i) public liability insurance;

          (ii) all risks property insurance in respect of the Collateral on a replacement cost basis;

          (iii) business interruption insurance; and

          (iv) insurance in respect of such other risks as the Secured Party may reasonably require from time to time,

     all of which policies of insurance shall be in such amounts as may be reasonably required by the Secured Party and shall include a standard mortgage clause approved by the Insurance Bureau of Canada, and the Debtor agrees to cause the interest of the Secured Party to be noted as a loss payee as its interest may appear on such policies of insurance


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                                     - 7 -

     (except public liability insurance), and to furnish the Secured Party with certificates of insurance and certified copies of such policies;

     Taxes and Charges
     -----------------

     (f) to promptly pay all taxes, assessments, rates, levies, payroll deductions, workers' compensation assessments, and any other charges which could result in the creation of a statutory lien or deemed trust in respect of the Collateral;

     Further Assurances
     ------------------

     (g) to do, make, execute and deliver such further and other assignments, transfers, deeds, security agreements and other documents as may be required by the Secured Party to establish in favour of the Secured Party and perfect the Security Interest intended to be created hereby and to accomplish the intention of this Agreement; and

     Payment of Expenses
     -------------------

     (h) to pay all expenses, including solicitors' fees and disbursements (on a solicitor and own client basis) and receivers' fees and disbursements, incurred by the Secured Party or its agents or any Receiver, as hereinafter defined, in connection with inspecting the Collateral, investigating title to the Collateral, the preparation, perfection, preservation, and enforcement of this Agreement, including taking, recovering and keeping possession of the Collateral and all expenses incurred by the Secured Party or such agents in dealing with other creditors of the Debtor in connection with the establishment and confirmation of the priority of the Security Interest; all of which expenses shall be payable forthwith upon demand.

11.  Events of Default

11.1 The following shall be events of default (the "Events of Default") under this Agreement:

     (a) if the Debtor fails to satisfy or perform the Obligation when due;

     (b) if any representation or warranty made by or on behalf of the Debtor to the Secured Party in this Agreement is or becomes incorrect or untrue;

     (c) if the Debtor breaches or fails to comply with any term of this Agreement or the Note;

     (d) if the Debtor becomes insolvent or bankrupt or makes a proposal under the Bankruptcy and Insolvency Act (Canada) or similar legislation in any jurisdiction, a petition in bankruptcy is filed against the Debtor, the Debtor makes an assignment for the benefit of creditors, a trustee, receiver, receiver-manager or similar procedure is appointed in respect of the Debtor or any of its assets, proceedings under the Companies' Creditors Arrangement Act (Canada) are commenced with respect to the Debtor, or steps are taken by or against the Debtor for any other formal or informal type of proceeding for the settlement of claims against the Debtor, or for the dissolution, liquidation, or winding-up of the affairs of the Debtor;


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                                     - 8 -

     (e) if the Debtor ceases or threatens to cease to carry on its business or any material part thereof as presently carried on, or makes or agrees to make a bulk sale of its assets;

     (f) if an execution or any similar process of any court becomes enforceable against the Debtor, or a distress or any similar process is levied upon any property of the Debtor; and

     (g) if the Secured Party in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of the Obligation is or is about to be impaired or that the Collateral is in jeopardy or is about to be placed in jeopardy.

11.2 The floating charge on real property created by ss.3.1(m) hereof shall crystallize upon occurrence of an Event of Default.

12.  Enforcement and Remedies

12.1 Upon the occurrence of one or more Events of Default, the Debtor shall be in default under this Agreement, the Obligation shall, at the option of the Secured Party, be immediately due and payable, the Security Interest shall become enforceable at the option of the Secured Party. Upon the Security Interest becoming enforceable, the Secured Party shall have the following remedies in addition to any other remedies available under the PPSA or otherwise at law or in equity or contained in any other agreement between the Debtor and the Secured Party, all of which remedies shall be independent and cumulative:

     (a) entry of any premises where Collateral may be located;

     (b) possession of Collateral by any method permitted by law;

     (c) the sale or lease of Collateral;

     (d) demand delivery of the Source Codes;

     (e) the collection of any rents, income, and profits received in connection with the business of the Debtor or the Collateral;

     (f) the collection, realization, sale or other dealing with any Accounts of the Debtor;

     (g) the appointment by instrument in writing of a receiver, or a receiver-manager (each of which is herein called a "Receiver") of the Collateral;

     (h) the exercise by the Secured Party of any of the powers set out in ss.13, without the appointment of a Receiver;

     (i) proceedings in any court of competent jurisdiction for the appointment of a Receiver or for the sale of the Collateral; and

     (j) the filing of proofs of claim and other documents in order to have the claims of the Secured Party lodged in any bankruptcy, winding-up, or other judicial proceeding relating to the Debtor.


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13.  Powers of Receiver

13.1 Any Receiver appointed by the Secured Party may be any person licensed as a trustee under the Bankruptcy and Insolvency Act (Canada), and the Secured Party may remove any Receiver so appointed and appoint another or others instead. Any Receiver appointed shall (except as provided below) act as agent for the Debtor for all purposes, including the occupation of any premises of the Debtor and in carrying on the Debtor's business. For the purposes of realizing upon the Security Interest, the Receiver may sell, lease, or otherwise dispose of Collateral as agent for the Debtor or as agent for the Secured Party as it may determine in its discretion. The Debtor agrees to ratify and confirm all actions of the Receiver acting as agent for the Debtor, and to release and indemnify the Receiver in respect of all such actions. Any Receiver so appointed shall have the power:

     (a) to enter upon, use, and occupy all premises owned or occupied by the Debtor;

     (b) to take possession of the Collateral;

     (c) to carry on the business of the Debtor;

     (d) to borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business of the Debtor, and in the discretion of such Receiver, to charge and grant further security interests in the Collateral in priority to the Security Interest, as security for the money so borrowed;

     (e) to sell, lease, or otherwise dispose of the Collateral in whole or in part and for cash or credit, or part cash and part credit on such terms and conditions and in such manner as the Receiver shall determine in its discretion;

     (f) to demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and to give valid and effectual receipts and discharges therefor and to compromise or give time for the payment or performance of all or any part of the Accounts or any other obligation of any third party to the Debtor; and

     (g) to exercise any rights or remedies which could have been exercised by the Secured Party against the Debtor or the Collateral.

14.  Performance of Obligation

14.1 If the Debtor fails to perform its obligation hereunder, the Secured Party may, but shall not be obliged to, perform such obligation without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith upon demand with interest at the Interest Rate (as defined in the Amended and Restated Loan Agreement dated April 15, 2003).

15.  Failure to Exercise Remedies

15.1 The Secured Party shall not be liable for any delay or failure to enforce any remedies available to it or to institute any proceedings for such purposes. The Secured Party


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                                     - 10 -

may waive any Event of Default, provided that no such waiver shall be binding upon the Secured Party unless in writing nor shall it affect the rights of the Secured Party in connection with any other or subsequent Event of Default.

16.  Application of Payments

16.1 All payments made in respect of the Obligation and all monies received by the Secured Party or any Receiver appointed by the Secured Party in respect of the enforcement of the Security Interest (including the receipt of any Money) may be held as security for the Obligation or applied in such manner as may be determined in the discretion of the Secured Party and the Secured Party may at any time apply or change any such appropriation of such payments or monies to such part or parts of the Obligation as the Secured Party may determine in its discretion. The Debtor shall remain liable to the Secured Party for any deficiency and any surplus funds realized after the satisfaction of the Obligation shall be paid in accordance with applicable law.

17.  Dealings by Secured Party

17.1 The Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, and otherwise deal with the Collateral, the Debtor, debtors of the Debtor, sureties of the Debtor, and others as the Secured Party may see fit, without prejudice to the Obligation and the rights of the Secured Party to hold and realize upon the Security Interest. The Secured Party has no obligation to keep Collateral identifiable, or to preserve rights against other persons in respect of any Collateral.

18.  Amalgamation by Debtor

18.1 The Debtor hereby acknowledges and agrees that in the event it amalgamates with any other corporation or corporations, it is the intention of the parties hereto that the term Debtor, when used herein, shall apply to the Debtor and to the amalgamated corporation, such that the Security Interest granted hereby:

     (a) shall extend to Collateral (as the term is herein defined) owned by the Debtor at the time of amalgamation and to any Collateral thereafter owned or acquired by the amalgamated corporation;

     (b) shall secure the Obligation (as the term is herein defined) of the Debtor at the time of amalgamation and any Obligation of the amalgamated corporation to the Secured Party arising after the amalgamation; and

     (c) shall attach to Collateral owned by the Debtor at the time of amalgamation, and shall attach to any Collateral thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

19.  Notice

19.1 Without prejudice to any other method of giving notice, any notice required or permitted to be given hereunder to any party shall be conclusively deemed to have been received by such party on the date following the sending thereof by prepaid private courier to such party at its address noted on the first page of this Agreement.


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                                     - 11 -

20.  Separate Security

20.1 This Agreement and the Security Interest are in addition to and not in substitution for any other security now or hereafter held by the Secured Party in respect of the Debtor, the Obligation or the Collateral.

21.  Secured Party Not Obliged to Advance

21.1 Nothing in this Agreement shall obligate the Secured Party to make any loan or accommodation to the Debtor, or extend the time for payment or satisfaction of any Obligation.

22.  Severability

22.1 If any provision of this Agreement is be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

23.  Time of Essence

23.1 Time is of the essence of this Agreement.

24.  Grammatical Changes

24.1 This Agreement is to be read as if all changes in grammar, number and gender rendered necessary by the context had been made, specifically including a reference to a person as a corporation and vice-versa.

25.  Including

25.1 The word "including", when following any word or words is not to be construed as limiting the preceding word or words but the preceding word or words are to be construed as referring to all items or matters that could fall within the broadest possible interpretation of the preceding word or words.

26.  Agreement Unconditional

26.1 There are no representations, warranties or collateral agreements by the Secured Party to the Debtor relating to the subject-matter hereof and possession of an executed copy of this Agreement by the Secured Party constitutes conclusive evidence that it was executed and delivered by the Debtor free of all conditions.

27.  Governing Law; Attornment

27.1 This Agreement shall be interpreted in accordance with the laws of British Columbia, and, without prejudice to the ability of the Secured Party to enforce this Agreement in any other proper jurisdiction, the Debtor hereby irrevocably submits and attorns to the jurisdiction of the courts of British Columbia.

28.  Successors and Assigns

28.1 This Agreement and the Obligation may be assigned in whole or in part by the Secured Party to any person, firm or corporation subject to the equities between the Secured

Party and the Debtor. This Agreement may not be assigned by the Debtor without the prior written consent of the Secured Party. This Agreement is binding upon the parties hereto, and their respective heirs, executors, administrators, legal personal representatives, successors and permitted assigns; "successors" includes any corporation resulting from the amalgamation of any corporation with another corporation.

29.  Copy of Agreement

29.1 The Debtor acknowledges receipt of an executed copy of this Agreement.

30.  Verification Statements; Financing Statements

30.1 The Debtor waives the right to receive any verification statement, financing statement or financing change statement related to this Agreement or related to any other security agreement in respect of the Obligation.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Debtor on the day and year first above written.

                            Execution Date
                        -----------------------
Officer Signature(s)    |  Y  |   M   |   D   |  Party(ies) Signature(s)
                        |     |       |       |
                        |     |       |       |  IMAGIS TECHNOLOGIES INC. by its
                        |     |       |       |  authorized signatory(ies):
Signed "Sharon Wong"    | 03  |       |       |
----------------------- |     |       |       |  Signed "Wayne Smith"
                        |     |       |       |  -------------------------------
                        |     |       |       |  Name:
                        |     |       |       |
                        |     |       |       |
                        |     |       |       |  Signed "Iain Drummond"
                        |     |       |       |  -------------------------------
                        |     |       |       |  Name:
                        -----------------------


OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act R.S.B.C. 1996, c.124, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

                                  SCHEDULE "A"

                             LOCATIONS OF COLLATERAL

1.   1630 - 1075 West Georgia Street
     Vancouver, B.C. V6E 3C9

2.   1027 Pandora Avenue
     Vancouver, B.C. V8V 3P6